UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2025

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 12, 2025, Biofrontera Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. Details of the proposals voted on at the Annual Meeting are described in the Proxy Statement filed by the Company with the Securities and Exchange Commission on April 30, 2025. There were present at the Annual Meeting holders of shares representing 6,338,347 votes, constituting a quorum. The following summarizes all matters voted on at the Annual Meeting.

1. Stockholders elected Heikki Lanckriet to serve as a Class I director of the Company until the 2028 Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, or removal. The tabulation of votes cast was as follows:

For	Withheld	Broker Non-Votes
4,565,450	329,105	1,443,792

2. Stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 35,000,000 to 70,000,000. The tabulation of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
5,499,898	837,939	510	0

3. Stockholders approved a proposal to adjourn the Annual Meeting to a later date or dates to permit further solicitation and vote of proxies in the event there are insufficient votes for the approval of the second proposal. The tabulation of votes cast was as follows:

For	Against	Abstain	Broker Non-Votes
5,716,131	617,734	4,482	0

4. Stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The tabulation of votes cast was as follows:

For	Against	Abstain	Broker Non-Votes
6,144,222	187,326	6,799	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2025	Biofrontera Inc.
(Date)	(Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer